Exhibit

10.
47
1
CONOCOPHILLIPS
EXECUTIVE SEVERANCE PLAN
(Amended and Restated Effective

as of December 2, 2021)
Effective

October

1,

2004,

the

Company

adopted

this

the

ConocoPhillips

Executive
Severance

Plan

(the

"Plan")

for

the

benefit

of

certain

employees

of

the

Company

and

its
subsidiaries.

It was

amended and

restated

effective

January 1,

2005,

December 31,

2008, and
January 15, 2021.

This amendment and

restatement

of the Plan

shall be effective

December 2,
2021.

Any Eligible Employee (as

defined below) having a

Severance Date (as defined below)

prior
to

December

2,

2021,

shall

have

benefits

under

this

Plan

determined

in

accordance

with

the
provisions

of this

Plan

as they

existed

prior

to

this amendment

and

restatement.

Any

Eligible
Employee (as defined

below) having a

Severance Date (as

defined below) on

or after December

2,
2021, shall

have benefits

under this

Plan determined

in accordance

with the

provisions of

this

Plan
pursuant to

this amendment and

restatement.

All capitalized

terms used herein

are defined

in
Section 1 hereof.

This

Plan

is

intended

to

be

a

plan

maintained

primarily

for

the

purpose

of

providing
deferred

compensation

for

a

select

group

of

management

or

highly

compensated

employees,
within the

meaning of

Title I of

the Employee

Retirement Income

Security

Act

of 1974,

as

amended
and shall be interpreted in a manner consistent with such intention.
SECTION 1.

DEFINITIONS.

As hereinafter used:
1.1

"Board" means the Board of Directors of the Company.
1.2

"Cause" means

(i) the willful

and continued

failure by the

Eligible

Employee

to substantially
perform the

Eligible Employee's duties

with the Employer

(other than any

such failure

resulting
from the

Eligible Employee's

incapacity

due

to physical

or mental

illness),

or

(ii) the

willful

engaging,
not

in

good

faith,

by

the

Eligible

Employee

in

conduct

which

is

demonstrably

injurious

to

the
Company or any of its subsidiaries, monetarily or otherwise.
1.3

"Code" means

the Internal

Revenue Code of

1986,

as

it may

be amended

from

time

to time.
1.4

"Company" means ConocoPhillips or any successors thereto.
1.5

"Controlled Group" shall mean ConocoPhillips and its Subsidiaries.
1.6

"Credited

Compensation"

of

a

Severed

Employee

means

the

aggregate

of

the

Severed
Employee's

annual

base salary

plus his

or her

annual

incentive

compensation,

each

as

further
described

below.

For

purposes

of

this

definition,

(a) annual

base

salary

shall

be

determined
immediately prior to

the Severance Date and (b) annual

incentive compensation shall

be deemed

Exhibit

10.
47
2
to equal

the Severed

Employee’s

most recently

established target

(determined at

one hundred
percent of target) for

annual incentive compensation

for such employee

prior to such

employee’s
Severance

Date

pursuant

to

the

Variable

Cash

Incentive

Program

or

its

successor

program
maintained by the Employer.
1.7

"Effective Date"

means, as applicable, the date first stated above

as the original effective
date of this Plan or the effective date of this Plan as amended and restated.
1.8

"Eligible Employee" means any

employee that is a Tier 1

Employee or a Tier 2 Employee,
other than those employees who are listed on Exhibit B.
1.9

"Employer" means the Company or any of its subsidiaries.
1.10

"Person"

means

any

individual,

firm,

corporation,

partnership,

association,

trust,
unincorporated organization,

or other entity.
1.11

"Plan" means

the ConocoPhillips

Executive Severance Plan,

as set

forth herein,

as

it may

be
amended from time to time.
1.12

"Plan Administrator"

means the

person

or persons

appointed

from time

to

time by

the
Board, which appointment may

be revoked

at any time by

the Board.

At the Effective

Date, the
Plan Administrator

shall be

the Vice

President, Human

Resources and

Real Estate

and Facilities
Services of

the Company.

Any successor

to the

office of

Vice President,

Human

Resources

and

Real
Estate and Facilities Services (or to

a lesser or

greater position encompassing the role

of the most
senior officer

of the

Company

with

responsibility

over

the

Human

Resources

function)

shall

become
the

Plan

Administrator,

unless

and

until

the

Board

appoints

another

person

or

persons.

Notwithstanding the forgoing,

any person appointed

as

Plan

Administrator

shall

recuse

themselves
from any action with regard to

a claim relating to such person as an Eligible Employee.
1.13

"Retirement Plans" means

the ConocoPhillips Retirement Plan

and the

ConocoPhillips Key
Employee Supplemental Retirement

Plan.
1.14

“Salary

Grade”
means

a

classification

level

for

Employees

under

the

practices

of

the
Company.

Where

Salary

Grades

are

used

in

this

Procedure,

they

are

depicted

under

the

U.S.
practices for

the Company.

Practices may

vary in other countries

or particular subsidiaries,

and
Salary Grades shall

be transposed as

necessary to reflect

the practice

in the relevant

country or
subsidiary.
1.15

"Separation from Service"

means the

date on

which the

Participant separates from service
with the Controlled

Group within the

meaning of

Code section

409A, whether

by reason of

death,
disability, retirement, or otherwise.

In determining

Separation from Service,

with

regard to

a bona
fide leave of

absence that

is due

to any medically

determinable

physical

or

mental

impairment

that
can be expected to

result in death or can

be expected to

last for a continuous

period of not less
than six

months, where such

impairment causes the

Employee to be

unable to

perform the duties

Exhibit

10.
47
3
of his or

her position of

employment or

any substantially

similar position of

employment, a

29-
month period

of absence

shall be

substituted for the

six-month period set

forth in section

1.409A-
1(h)(1)(i) of the regulations issued under section 409A of the Code, as allowed thereunder.
1.16

"Severance"

means

the

termination

of

an

Eligible

Employee's

employment

with

the
Employer by the Employer other

than for Cause.

An Eligible Employee will not

be considered to
have incurred a Severance if his

employment is discontinued by reason

of the Eligible

Employee's
death or a physical or mental condition causing such Eligible Employee's inability to substantially perform his

duties with

the Employer

and entitling

him or

her to

benefits under

any long-term
sick
pay or

disability income

policy or

program of the

Employer.

Furthermore,

an

Eligible

Employee

will
not be considered

to have incurred a

Severance if employment with

the Employer is

discontinued
after

the

Eligible

Employee

has

been

offered

employment

with

another

employer

that

has
purchased a subsidiary or

division of the Company

or all or substantially

all of the assets of

an a
subsidiary or division

of the Company and

the offer of employment from

the other employer is

at
the same or greater salary and

the same or greater target

bonus as the Eligible Employee has at
that time

from the

Employer.

Still further,

an Eligible

Employee will

not be

considered to

have
incurred a

Severance if employment

with the

Employer

is

discontinued

and

the

Eligible

Employee

is
also eligible for

payments under

the ConocoPhillips Key

Employee Change in

Control Severance
Plan, as

effective as of

the Effective Date,

or as

subsequently amended,

.

Furthermore, in

order to
be considered

a Severance, the

termination must also

meet the

requirements

of a

Separation

from
Service.
1.17

"Severance Date" means the date on which an Eligible Employee incurs a Severance.
1.18

"Severance Pay" means the payment

determined pursuant to Section 2.1 hereof.
1.19

"Severed Employee" means an Eligible Employee who has incurred a Severance.
1.20

"Subsidiary" means

any corporation or

other entity

that is

treated

as

a single

employer

with
ConocoPhillips,

under

section

414(b)

or

(c)

of

the

Code;

provided,

that

in

making

this
determination, in applying

section 1563(a)(1),

(2), and

(3) of

the Code

for purposes

of determining
a

controlled

group

of

corporations

under

section

414(b)

of

the

Code

and

for

purposes

of
determining

trades

or businesses

(whether or

not incorporated)

under common

control

under
regulation section

1.414(c)-2 for

purposes of

section 414(c)

of the

Code, the

language “at

least
80%” shall

be used

without substitution as

allowed under regulations

pursuant to section

409A of
the Code.
1.21

"Tier 1

Employee" means

any employee of

the Employer

who is

in

Salary

Grade

26

or above
(under

the

Salary

Grade

schedule

of

the

Company

on

the

Effective

Date,

with

appropriate
adjustment for any subsequent change in such Salary Grade schedule) on the Severance

Date.
1.22

"Tier 2

Employee" means

any employee

of

the

Employer, other

than

a

Tier

1 Employee,

who
is in Salary Grade 23 or above (under the Salary Grade schedule of the Company on the Effective

Exhibit

10.
47
4
Date, with appropriate adjustment for any subsequent change in such Salary Grade schedule) on the Severance Date.
SECTION 2.

BENEFITS.
2.1

Subject to Section 2.6, each Severed Employee shall be entitled to receive Severance

Pay
equal to the

sum of the

amounts determined under

Sections 2.1(a), (b),

and (c).

Furthermore, for
purposes of

Employer compensation plans,

programs, and arrangements,

each Severed

Employee
shall be considered to have been laid off by the Employer.
(a)
The amount that is the

Severed Employee's Credited Compensation, multiplied by
(i) 2, in the case of a Tier 1 Employee or (ii) 1.5 in the case of a Tier 2 Employee.
(b) For Severed Employees actively participating in the Retirement Plans, the amount that is

the present

value, determined as

of the

Severed

Employee's

Severance

Date,
of

the

benefits

under

the

Retirement

Plans

that

would

result

if

the

Severed
Employee was

credited with the following

number of additional years

of age and
service under

the Retirement Plans:

(i) 2, in

the case

of a

Tier 1 Employee

or (ii)

1.5,
in the

case of

a Tier 2

Employee; less the

amount that is

the value

determined as of
the Severed Employee’s Severance Date (including any additional credited service due to the circumstances

of the Severed Employee’s

termination) of the benefits
under

the

Retirement

Plans.

Present

value

shall

be

determined

based

on

the
assumptions

utilized

under

the

ConocoPhillips

Retirement

Plan

for

purposes

of
determining contributions under

Code section

412

for the

most

recently

completed
plan year.

No amounts provided under this Section 2.1(b) shall be less

than zero.

For the

avoidance of

doubt, with

respect to

a Severed

Employee who

is actively
participating in a cash

balance formula under the

Retirement Plans, the Severance
Pay

amount

determined

under

this

subsection

shall

be

the

amount

that

is

the
present

value

of

benefits

under

the

Retirement

Plans

that

would

result

if

the
Severed Employee

was credited with

the following number of

additional years of
pay

credits

and interest

credits

under the

Retirement

Plans as

of the

Severance
Date:

(i)

2,

in

the

case

of

a

Tier

1

Employee

or

(ii)

1.5,

in

the

case

of

a

Tier

2
Employee;

less

the

amount

that

is

the

value

determined

as

of

the

Severed
Employee’s

Severance Date of the benefits under the Retirement

Plans.
(c) The amount that is equal to the sum of (i), (ii), and (iii):
(i)
The

lesser

of

the

difference

between

the

annual

COBRA

participant
contribution

amount

or

the

ConocoPhillips

Retiree

Medical

Pre-65

Plan
participant

contribution

amount,

as

applicable,

and

the

annual

active
employee contribution

amount, each

as of the

Severance Date,

based on
the active medical coverage for which the Severed Employee was enrolled as of

the Severance Date

multiplied by

(a) 2,

in the

case of

a Tier

1 Employee
or (b) 1.5,

in the

case of a

Tier 2 Employee.

For the avoidance

of doubt, any

Exhibit

10.
47
5
Severed

Employee

or

dependents

who

are

over

the

age

of

65

on

the
Severance

Date

will

not

be

eligible

for

any

amounts

under

this

section
2.1(c)(i).
(ii)
The difference between

the annual

COBRA participant

contribution

amount
and

the

annual

active

employee

contribution

amount,

each

as

of

the
Severance Date, based

on the

active dental coverage

for which

the Severed
Employee was enrolled as of

the Severance Date,

multiplied by (a) 2,

in the
case of a Tier 1 Employee or (b) 1.5, in the case of a Tier 2 Employee.
(iii)
The

difference

between

the

annual

cost

to

maintain

coverage

and

the
annual active

employee contribution, each

as of

the

Severance

Date,

for the
company-sponsored

life

insurance

coverage

(including

basic,

executive
basic, and supplemental) for which the Severed Employee was

enrolled on
the Severance Dd

ate multiplied by

(a) 2,

in the

case of

a Tier

1 Employee or
(b) 1.5, in the

case of a Tier

2 Employee.

For the avoidance

of doubt, this
amount

will

be

calculated

using

differences

in

cost

ignoring

any

limits
imposed by

the insurance

carrier for portability

and

conversion

of coverage.
Any amounts provided under this

Section 2.1(c) will

not be adjusted to

reflect that
the Severed Employee’s

cost will no longer be pre-tax.
2.2

Subject to Section 2.6, Severance Pay (as well as any amount payable pursuant to Section
2.3 hereof) shall be

paid to an eligible Severed Employee in

a cash lump sum on

the first business
day immediately

following 10

days

after the

end of

the period

for executing

and delivering

the
Severed Employee's release, as set forth

in Section 2.6.
2.3

Each Severed Employee shall be entitled to receive the

employee's full salary through the
Severance Date

and, subject to Section 2.6 but

notwithstanding any provision

of the Company's
Variable

Cash Incentive Program

or similar annual bonus incentive

plan to the contrary,

shall be
eligible for consideration

for an award

under such program or plan when

awards are made with
regard to the fiscal year under

such program or plan in which the Severance Date occurred

.
2.4

Each party

to any dispute

concerning this

Plan

shall

be responsible

for that

party’s

own

legal
fees and expenses;

provided, however, that the

arbitrator

appointed

pursuant

to Section

3.2

of

this
Plan

may

award

reasonable

legal

fees

and

expenses

to

an

Eligible

Employee

if

the

arbitrator
determines that the Company’s denial of the claim of the Eligible Employee was not reasonable.
2.5

The Company

shall be

entitled to

withhold and/or

to cause

to be

withheld

from

amounts

to
be paid

to the Severed

Employee hereunder any

federal, state, or local

withholding or

other taxes
or charges which it is from time to time required to withhold.
2.6

No Severed Employee

shall be

eligible to

receive Severance Pay or

other

benefits

under

the
Plan unless

he or

she first

executes a written

release substantially in

the form

attached

as

Exhibit A

Exhibit

10.
47
6
hereto (or, if the

Severed Employee was

not a

United States employee,

a similar

release

which

is

in
accordance with the applicable

laws in the

relevant jurisdiction) and, to

the extent such release

is
revocable by its terms,

only if the

Severed Employee does not

revoke it, and unless

he or she

also,
at the request of

the Company, executes a written agreement not

to compete with

the Company,
with such

terms and

conditions as

may be

proposed by

the

Company

at the

time.

Such

release

and,
if requested,

such agreement

not to

compete must

be executed

and delivered

to the

Company
within 30 days of the Employee’s

Severance Date.
SECTION 3.

PLAN ADMINISTRATION

.
3.1

The Plan

Administrator

shall administer

the Plan

and may

interpret

the Plan,

prescribe,
amend,

and

rescind

rules

and

regulations

under

the

Plan

and

make

all

other

determinations
necessary or advisable for

the administration of the Plan,

subject to all the

provisions of the Plan.

The

Plan

Administrator

shall

have

absolute

discretion

and

authority

in

carrying

out

its
responsibilities, and

all interpretations

of the

Plan, determinations

of eligibility

under the

Plan,
determinations to grant

or deny

benefits under

the

Plan,

or

findings

of

fact

or resolutions

related

to
the Plan

and its

administration that are

made by

the Plan

Administrator shall be

binding, final,

and
conclusive on all parties.
3.2

In the event of

a claim by

an Eligible Employee as

to the amount or

timing of any payment
or benefit,

such Eligible

Employee shall

present the

reason for his

or her

claim

in writing

to the

Plan
Administrator.

The Plan Administrator

shall, within

14 days

after receipt

of such

written claim,
send a written

notification to the

Eligible Employee as

to its disposition.

Except as provided in

the
preceding portion

of this

Section 3.2, all

disputes under

this Plan

shall be settled

exclusively

by
binding arbitration

in Houston,

Texas,

in accordance

with the

rules of the

American Arbitration
Association then

in effect.

Judgment may be

entered on the

arbitrator's award in

any

court

having
jurisdiction.
3.3

The Plan

Administrator may delegate any

of its

duties hereunder

to such

person

or

persons
from time to time as it may designate.

3.4

The Plan Administrator is empowered, on

behalf of the

Plan, to engage accountants, legal
counsel,

and

such

other

personnel

as

it

deems

necessary

or

advisable

to

assist

it

in

the
performance of its duties under

the Plan.

The functions of any such

persons engaged by the Plan
Administrator shall be

limited to

the specified

services and

duties for

which they

are engaged, and
such

persons

shall

have

no

other

duties,

obligations,

or

responsibilities

under

the

Plan.

Such
persons

shall

exercise

no

discretionary

authority

or

discretionary

control

respecting

the
management of the Plan.

All reasonable expenses thereof shall be borne by the Employer.
SECTION 4.

DURATION;

AMENDMENT; AND TERMINATION

.
4.1

This Plan shall be effective on the Effective

Date.

This Plan shall continue in effect unless
and until it is terminated as provided in Section 4.2.

Exhibit

10.
47
7
4.2

This

Plan

may

be

amended

from

time

to

time

during

its

term

by

the

Company

acting
through its Board of Directors or,

to the extent authorized by the Board

of Directors, its officers.

The Company may,

by action of its Board of Directors, terminate this Plan at any time.
SECTION 5.

GENERAL PROVISIONS.
5.1

Except as otherwise

provided herein or

by law, no right

or interest of

any Eligible

Employee
under

the

Plan

shall

be

assignable

or

transferable,

in

whole

or

in

part,

either

directly

or

by
operation

of

law

or

otherwise,

including

without

limitation

by

execution,

levy,

garnishment,
attachment,

pledge,

or

in

any

manner;

no

attempted

assignment

or

transfer

thereof

shall

be
effective;

and no right

or interest

of any

Eligible Employee

under the

Plan shall be

liable for,

or
subject to, any obligation

or liability of

such Eligible

Employee.

When a

payment is due

under this
Plan to

a Severed

Employee who

is unable to

care for

his or her

affairs,

payment may

be made
directly to his or her legal guardian or personal representative.
5.2

If

any

Employer

is obligated

by

law or

by

contract

to pay

severance

pay,

a

termination
indemnity, notice pay, or the

like, to a

Severed Employee, or

if any

Employer is

obligated by law

to
provide advance notice

of separation ("Notice

Period")

to a

Severed

Employee,

then

any

Severance
Pay hereunder to such Severed Employee shall be reduced by the amount of any such severance pay,

termination

indemnity,

notice

pay,

or

the

like,

as

applicable,

and

by

the

amount

of

any
compensation received during

any Notice

Period.

This

provision

specifically

includes

any

payments
or obligations under

the ConocoPhillips

Severance Pay Plan,

as effective

on

the

Effective Date

or as
subsequently amended.

Furthermore, if

an Eligible

Employee has

willful and

bad faith

conduct
demonstrably

injurious to

Company or

its subsidiaries,

monetarily or

otherwise, after

receiving
Severance Pay, the Company may

offset an amount

equal to

such Severance Pay

against any

other
amounts due from other plans or programs, unless otherwise required by law.
5.3

Neither the

establishment of

the Plan,

nor any

modification

thereof, nor

the

creation

of

any
fund, trust, or account, nor the payment

of any benefits shall be construed

as giving any Eligible
Employee, or

any person

whomsoever, the right to

be retained in

the service

of the

Employer, and
all Eligible

Employees shall

remain subject

to discharge to

the same

extent as if

the Plan

had never
been adopted.
5.4

If

any

provision

of

this

Plan

shall

be

held

invalid

or

unenforceable,

such

invalidity

or
unenforceability shall not affect any other

provisions hereof, and this Plan shall

be construed and
enforced as if such provisions had not been included.
5.5

This Plan

shall be

binding upon

the heirs,

executors, administrators,

successors,

and

assigns
of

the

parties,

including each

Eligible

Employee,

present

and

future,

and

any

successor

to

the
Employer.
5.6

The headings and captions herein are provided for reference

and convenience only,

shall
not be considered part of the Plan, and shall not be employed in the construction of the Plan.

Exhibit

10.
47
8
5.7

The Plan shall not be funded.

No Eligible Employee shall have any right to,

or interest in,
any assets

of any

Employer that

may be applied

by the Employer

to the payment

of benefits or
other rights under this Plan.
5.8

Any notice or

other communication required

or permitted pursuant

to the terms

hereof
shall have

been duly

given when

delivered

or mailed

by United

States

Mail, first

-class, postage
prepaid, addressed to the intended recipient at his, her or its last known address.
5.9

This Plan shall be construed and enforced according to the laws of the State of Delaware.
Executed this __ day of December 2021, by a duly authorized officer of the Company.
CONOCOPHILLIPS

By: /s/ Heather G. Sirdashney

Dated: 12/2/2021
Heather G. Sirdashney
Vice President, Human Resources and Real Estate

and Facilities Services

Exhibit

10.
47
9
Exhibit A
Date of Delivery

to Employee:
_______________
Deadline for Receipt

by the Company:
________________
WAIVER AND RELEASE OF CLAIMS
Introduction

and

General

Information

to

Employee.

Signing

this

Waiver

and

Release

of

Claims

is

one
condition to receiving certain

benefit payments (“Benefits”) under the

ConocoPhillips Executive Severance
Plan (the “Plan”)

offered by ConocoPhillips (the “Company”).

You should

thoroughly

review and

understand
the effect of this

Waiver and Release of

Claims and consult

with an attorney before signing

it.

To the extent
you have any claims

covered by this Waiver and

Release of Claims, you

will be

giving up potentially

valuable
rights by signing.

You may take time to consider

whether or not

to sign this

Waiver and

Release

of Claims.

If
you sign

this Waiver

and Release

of Claims

and deliver

it to

the Company

as set

forth

below,

and if

the
Company’s designated recipient receives the Waiver and Release of Claims on or before the

date indicated
above as

the “Deadline

for Receipt

by the

Company,”

and you

do not revoke

the Waiver

and Release

of
Claims within

seven (7)

days

following

receipt,

you will

be entitled

to Benefits

under the

Plan if

you are
otherwise eligible.

If the

signed Waiver

and Release

of Claims

is not

received by

the deadline,

or if

you
revoke it during the seven

(7) day period following receipt,

no Benefits will be paid.
1.
General Release.

In consideration

of, and

subject to, the

payments to

be made to me by

the
Company or any of

its subsidiaries, pursuant to the

Plan, which I

acknowledge that I

would

not otherwise

be
entitled

to

receive,

I

hereby

waive

any

claims

I

may

have

for

employment

or

re-employment

by

the
Company or any subsidiary or parent

of the Company after the date

hereof,

and I further agree to and do
release and forever discharge the

Company or any

subsidiary

or parent

of the

Company, and

their

respective
past and present officers, directors, shareholders, employees, agents, and assigns, as well

as any employee
benefit

plans

maintained

by

the

Company

or

any

subsidiary

or

parent

of

the

Company

and

fiduciaries,
employees, and agents of such plans, and any related parties (all of which are hereafter referred to as the
“Released

Parties”)

from

any

and all

claims

and

causes

of action,

known

or unknown,

arising

out of

or
relating to my

employment with the

Company or any

subsidiary or parent

of the Company (including

the
termination of that employment),

except claims that

the law does not permit me

to waive by signing this
Waiver

and Release

of Claims.

Such possible

claims or

causes

of action

include, but

are not

limited

to,
wrongful discharge, contract, breach of contract, tort,

fraud, the Civil

Rights Acts (including,

but not limited
to, Title VII

of the

Civil Rights Act

of 1964

and sections 1981

and 1983 of

the Civil

Rights

Act of

1866),

the Age
Discrimination

in

Employment

Act

(“ADEA”),

the

Worker

Adjustment

and

Retraining

Notification

Act
(“WARN”),

the Employee

Retirement

Income Security

Act (“ERISA”),

the Americans

with Disabilities

Act
(“ADA”),

the Americans with

Disabilities Act Amendments Act

(“ADAAA”),

the Family

and Medical

Leave Act
(“FMLA”), the Texas Labor Code, and any

other federal, state,

or local legislation

or common

law relating

to
PLEASE READ CAREFULLY
THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS

Exhibit

10.
47
10
employment or discrimination in employment or otherwise, except as specifically excluded in paragraph 4 below.
2.
Extent of Release.

For the purpose of

implementing a full and complete release and discharge
of the

Released Parties, I expressly acknowledge that

the release I

am giving in

this document

is intended

to
include in its effect, without limitation, all claims I may

have against the Released Parties, whether known,
unknown,

or suspected

at the

time I

delivered

to the

designated

recipient

for

the Company

this signed
Waiver and Release of Claims,

and regardless of whether the

knowledge of such claims, or the facts upon
which they might be based, would materially have affected my decision to sign this Waiver and Release of
Claims, and that the consideration given

under this Waiver and Release of Claims

is also for the release of
those claims and

contemplates

the extinguishment

of any such

claims. In furtherance

of this Waiver

and
Release of Claims,

I waive any

rights provided

by California

Civil Code section

1542 or other similar

local,
state, provincial,

or federal law.

section 1542 states:
“A

general release does not

extend to claims which

the creditor does not

know or
suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected

his settlement with the debtor.”
Some of

the types of

claims that I

acknowledge I am

releasing, although there

may be

others

not listed

here,
are claims I may

have under any

applicable labor agreement

and claims under any

federal, state,

or local
statute, ordinance,

order,

or law arising out of or relating to

the terms and conditions of my

employment
with the Company and the

termination of my

employment, including claims

such as:
a.
Discrimination on the basis of sex, race, color, national origin, religion, sexual orientation,
disability,

veteran status,

or any other legally protected

status;
b.
Harassment, wrongful

discharge,

or retaliation,

including

retaliatory

discharge,

arising

under
local, state,

or federal law,

including any worker’s

compensation or whistleblower statute;
c.
Any other possible

restrictions on the Company’s ability

to end

its employees’

employment
at will, including but

not limited to (i)

violation of public policy, (ii) breach of

any express or implied
covenant

of

the

employment

contract,

and

(iii)

breach

of

any

covenant

of

good

faith

and

fair
dealing;
d.
Unpaid wages, including,

but not

limited to

claims for

unpaid overtime, break,

meal, or

rest
periods;
e.
Amounts determined under an

incentive compensation or

bonus

program of

the Company,
including, but not limited to,

the varying amounts at

its discretion;
f.
Civil

claims

of

negligence,

defamation,

business

disparagement,

invasion

of

privacy,
personal injury,

fraud, misrepresentation,

or infliction of emotional or mental

distress;

g.
Matters for which a civil action may be

brought under section 502 or section 510

of ERISA,
except as specifically

excluded in paragraph

4 below (“Exceptions

to Release”); and
h.
Claims for breach of

any agreement(s) ancillary

to my employment

with the Company.
3.
Release of Claims under Age Discrimination in

Employment Act.

In consideration for receiving
the Benefits from the Company or any of its subsidiaries,

I specifically waive all existing

rights and claims I
may have against

the Released Parties

under the Age Discrimination

in Employment Act,

29 USC § 621 et
seq.,

and

any

other

applicable

federal,

state,

or

local

statute

or

law

involving

age

discrimination.

I
acknowledge that the Benefits constitute

independent consideration

for this release of liability and are in

Exhibit

10.
47
11
addition to any other

payment to which

I am entitled.

I further acknowledge

that I have been

advised to
consult with an attorney

of my own choosing before

executing this Waiver

and Release of Claims.

4.
Exceptions to Release.

The Waiver and Release

of Claims

does

not release

any claims

related

to:
a.
The business expense reimbursement

policy of the Company or any

of its subsidiaries;
b.
Claims pursuant to section

502(a)(1)(B) of ERISA

to recover benefits under

the terms

of the
employee benefit plans of

the Company or

any of its

subsidiaries as applicable to

me on

the date of
my employment termination;
c.
Claims made for work-related

injuries under applicable worker’s

compensation statutes;
d.
Any claim that may

arise after the

date this signed

Waiver and

Release

of Claims

is delivered
to the designated recipient

for the Company; and
e.
My rights to

indemnification under any indemnification agreement,

applicable

law, and the
certificates of incorporation and bylaws of the Company or of any subsidiary of the Company, and my rights under any

directors’

and officers’ liability insurance

policy covering me.
Nothing in this

Waiver and Release of

Claims, however, will limit my right

to report

possible

violations

of law
to any governmental agency, make other disclosures that are

protected under

the whistleblower

provisions
of federal,

state,

or local

law,

or testify,

assist, or

participate

in an

investigation,

hearing, or

proceeding
conducted by the EEOC, EPA, DOL, SEC,

IRS, or any other

governmental agency.

Nothing in this

Waiver and
Release of Claims limits

my right to receive an

award or incentive payment for information provided to any
governmental agency.

5.
Review Period and Revocation Period.

I acknowledge that

I have

been

given

a period

of twenty-
one (21) calendar

days within

which to review

and consider

the provisions

of this Waiver

and Release

of
Claims, whether I

choose to do

so or

not.

I understand and acknowledge

that the Company has

advised me
in writing that

I have seven

(7) calendar days following the

timely delivery to

the designated representative
of the Company

of this properly

executed

Waiver and

Release of Claims

to revoke

my acceptance

of this
Waiver and Release

of Claims.

I understand the revocation

can be made by delivering a written

notice of
revocation

to

ConocoPhillips,

Attn:

____________,

600

N.

Dairy

Ashford,

Houston,

Texas

77079.

I
understand

and

acknowledge

that

_____________

is

the

designated

recipient

for

the

Company

of

this
Waiver and Release of

Claims and that

I must deliver

to him at

the foregoing address this

signed

Waiver and
Release of Claims on or before the deadline set out above in order to be entitled to receive the Benefits.

I
understand

that for

the revocation

to be

effective,

the Company

through the

designated

recipient must
receive written notice no

later than the

close of business

on the

seventh day

after I

deliver

to the

designated
recipient for the Company this

signed Waiver and Release of

Claims.

This

Waiver and

Release

of Claims

shall
not become effective or enforceable,

and the Plan Benefits will not become payable until after the seven-
day

revocation

period

has

expired,

but

in

no

event

prior

to

the

effective

date

of

my

termination

of
employment, whether designated as a layoff or other form of termination of employment.

I acknowledge
that I have

had adequate time to

read and consider this

Waiver and Release of

Claims before executing it.

I
acknowledge that I have

signed this Waiver

and Release of Claims

voluntarily,

knowingly,

of my own free
will,

with

the

intent

to

be

legally

bound

by

the

same,

and

without

reservation

or

duress,

and

that

no
promises or representations

have been made

to me by

any person

to induce me

to do so

other than the
promise of Benefits set

forth in the

first paragraph above and the

Company’s acknowledgment of my rights
reserved under the fourth

paragraph above.

Exhibit

10.
47
12
6.
Choice of Laws.

I understand, acknowledge, and agree that this Waiver and Release of Claims shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of Texas, without giving effect to any conflict of law principles.

I agree that all disputes and actions arising out of or
relating to this Waiver and Release of Claims shall be litigated solely and exclusively in the state or federal
courts located in Harris

County,

Texas.

I submit to the personal jurisdiction

of said courts for purposes

of
any such disputes or actions.
Employee Signature:

____________________________

Date:

________________________
Employee Name Printed:

________________________

Employee No:

________________

Exhibit

10.
47
13
Exhibit B
Employees Ineligible for Executive Severance

Plan
Employees of Concho

Resources Inc. or

any of

its subsidiaries,

including but

not limited
to COG Operating LLC, who are participants in but do not waive all benefits under the
Concho Resources Inc. Executive Severance

Plan